SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549


                                 FORM 8-K
                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934
  Date of Report (Date of earliest event reported): February 28, 2003


                                ElderTrust
                                ----------
           (Exact name of registrant as specified in its charter)

        Maryland                     001-13807             23-2932973
        --------                     ---------             ----------
(State or other jurisdiction      (Commission file       (IRS Employer
     of incorporation)                 Number)        Identification No.)


       2711 Centerville Rd., Suite 108, Wilmington, Delaware 19808
       -----------------------------------------------------------
                 (Address of principal executive offices)

   Registrant's telephone number, including area code:  (302) 993-1022

                             Not Applicable
-----------------------------------------------------------------------
   (Former name or former address, if changed since last report)



Item 5.    Other Events.
           -------------
     ElderTrust announced on February 28, 2003 that its annual meeting of shareholders will be held on Thursday, May 23, 2003 at 10 a.m., local time, at the Hotel du Pont located at 11th & Market Streets, Wilmington, Delaware 19801. The record date for shareholders entitled to vote at the meeting is March 31, 2003.

     In accordance with the public disclosure provisions of Article II,
Section 13 of ElderTrust's bylaws, written notice of any nominations of trustees by any shareholder for the annual meeting or any business to be brought by any shareholder for the 2003 annual meeting must be delivered to the secretary of ElderTrust at its principal executive offices located at 2711 Centerville Road, Suite 108, Wilmington, Delaware 19808 not later than March 25, 2003. Article II, Section 13 of ElderTrust's bylaws further specifies the procedures to be followed and the information required to be furnished by any shareholder to make nominations of trustees or bring business before the annual meeting.




                                  SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             ELDERTRUST
                                             ----------
                                             (Registrant)


                                             /s/ D. Lee McCreary, Jr.
                                             ------------------------
                                             D. Lee McCreary, Jr.
                                             President, Chief Executive
                                             Officer and Chief Financial
                                             Officer


Date:  February 28, 2003